UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2007

ENERGTEK INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51249 (Commission File Number)	42-1708652 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580
(Address of principal executive offices)

(516) 887-8200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
On August 23, 2007, the Board of Directors of Energtek Inc. (hereinafter “we” or the “Company”) approved an agreement with Radel LLC, a New York limited liability company (“Radel”), to acquire all of the shares of Angstore Technologies, Ltd. (“Angstore”) owned by Radel. On August 27, 2007, the Company entered into a Share Purchase Agreement with Radel pursuant to which the Company purchased the 9,000 shares of common stock of Angstore owned by Radel (the “Agreement”). The purchase price to be paid in exchange for the purchased shares is $275,000, which will be paid by issuing 550,000 shares of the Company’s common stock to Radel. Pursuant to the Share Purchase Agreement, Radel will bear any and all taxes, if applicable, on the sale and transfer of the purchased shares to the Company.

In addition, on August 27, 2007, the Company purchased an additional 4,364 shares of Angstore’s common stock for an aggregate purchase price of $120,010. This purchase was made pursuant to, and in accordance with, the terms and provisions of the Investment Agreement the Company signed with Angstore on June 29, 2007. With the completion of the Radel and Angstore transactions discussed above, the Company has acquired all of the outstanding common stock of Angstore. Accordingly, Angstore has become a wholly owned subsidiary of the Company.

For all the terms and provisions of the Stock Purchase Agreement dated August 27, 2007 between Radel and the Company, reference is hereby made to such agreement annexed hereto as Exhibit 10.7. For all of the terms and provisions of the Investment Agreement dated June 29, 2007 between Energtek Inc. and Angstore, reference is hereby made to the copy of such agreement annexed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007. All statements made herein concerning the foregoing are qualified by reference to said exhibits.

Section 8 - Other Events
Item 8.01. Other Events

On August 22, 2007, the Company received an aggregate of $1,295,000 from several warrantholders as a result of the exercise of a total of 3,716,666 warrants. The warrantholders exercised 2,516,666 Class A warrants exercisable at $0.30 per share for 7,549,998 common shares, and 1,200,000 Class B warrants exercisable at $0.45 per share for 3,600,000 common shares. Accordingly, the Company will issue an aggregate of 11,149,998 shares of its common stock to the exercising warrantholders.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.        Not applicable
(b) Pro forma financial information.  Not applicable
(c) Exhibits

10.7  Stock Purchase Agreement dated August 27, 2007, by and between Energtek Inc. and Radel LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2007

ENERGTEK, INC. (Registrant)

By:	/s/ Doron Uziel
Name: Doron Uziel
Title: Chief Executive Officer